Exhibit 99.1
Darden Restaurants Reports Fiscal 2024 Fourth Quarter and Full Year Results;
Increases Quarterly Dividend;
And Provides Fiscal 2025 Outlook

ORLANDO, Fla., June 20, 2024 /PRNewswire/ -- Darden Restaurants, Inc. (NYSE:DRI) today reported its financial results for the fourth quarter and fiscal year ended May 26, 2024.

Fourth Quarter 2024 Financial Highlights
•Total sales increased 6.8% to $3.0 billion driven by sales from the addition of 80 company-owned Ruth's Chris Steak House (Ruth's Chris) restaurants and 37 other net new restaurants
•Same-restaurant sales:

Consolidated Darden*	0.0%
Olive Garden	(1.5)%
LongHorn Steakhouse	4.0%
Fine Dining*	(2.6)%
Other Business	(1.1)%
•Reported diluted net earnings per share from continuing operations were $2.58
•Excluding $0.07 of Ruth's Chris transaction and integration related costs, adjusted diluted net earnings per share from continuing operations were $2.65, an increase of 2.7%**
•The Company repurchased $97.3 million of its outstanding common stock

Fiscal 2024 Financial Highlights
•Total sales increased 8.6% to $11.4 billion driven by a blended same-restaurant sales* increase of 1.6% and sales from the addition of 80 company-owned Ruth's Chris restaurants and 37 other net new restaurants
•Same-restaurant sales:

Consolidated Darden*	1.6%
Olive Garden	1.6%
LongHorn Steakhouse	4.7%
Fine Dining*	(2.4)%
Other Business	(0.7)%
•Reported diluted net earnings per share from continuing operations were $8.53
•Excluding $0.35 of Ruth's Chris transaction and integration related costs, adjusted diluted net earnings per share from continuing operations were $8.88, an increase of 11.0%**

* Will not include Ruth's Chris Steak House until they have been owned and operated by Darden for a 16-month period (Q2 Fiscal 2025)
** See the "Non-GAAP Information" below for more details

“We had a strong year by staying disciplined, being brilliant with the basics, and controlling what we could control,” said Darden President & CEO Rick Cardenas. “This enabled us to exceed the high end of the EPS range we provided at the beginning of the fiscal year despite weakening conditions that emerged in the back half of the year.”

Segment Performance
Segment profit represents sales, less costs for food and beverage, restaurant labor, restaurant expenses and marketing expenses. Segment profit excludes non-cash real estate related expenses. From the date of acquisition forward, sales and profits from Ruth's Chris company-owned restaurants are included within the Fine Dining segment. Royalties from Ruth's Chris franchise and managed locations are in the Other Business segment.

	Q4 Sales		Q4 Segment Profit
($ in millions)	2024	2023	2024	2023
Consolidated Darden	$2,957.3	$2,769.0
Olive Garden	$1,277.5	$1,269.2	$290.7	$297.8
LongHorn Steakhouse	$762.7	$711.7	$145.3	$132.1
Fine Dining	$327.1	$209.8	$63.3	$38.3
Other Business	$590.0	$578.3	$102.5	$91.5

	Annual Sales		Annual Segment Profit
($ in millions)	2024	2023	2024	2023
Consolidated Darden	$11,390.0	$10,487.8
Olive Garden	$5,067.0	$4,877.8	$1,110.2	$1,025.8
LongHorn Steakhouse	$2,806.2	$2,612.3	$511.1	$430.9
Fine Dining	$1,291.5	$830.8	$241.0	$158.5
Other Business	$2,225.3	$2,166.9	$337.0	$300.6

Dividend Declared
Darden's Board of Directors declared a quarterly cash dividend of $1.40 per share on the Company's outstanding common stock, a 6.9% increase from third quarter fiscal 2024. The dividend is payable on August 1, 2024 to shareholders of record at the close of business on July 10, 2024.

Share Repurchase Program
During the quarter, the Company repurchased approximately 0.6 million shares of its common stock for a total of approximately $97.3 million. As of the end of the fiscal fourth quarter, the Company had approximately $915 million remaining under the current $1 billion repurchase authorization.

Fiscal 2025 Financial Outlook
Below is the full year financial outlook for fiscal 2025. We will provide additional details during our investor conference call scheduled for this morning at 8:30 am ET.
•Total sales of $11.8 to $11.9 billion
•Same-restaurant sales* growth of 1.0% to 2.0%
•New restaurant openings of 45 to 50
•Total capital spending of $550 to $600 million
•Total inflation of approximately 3.0%
•An effective tax rate of approximately 13%
•Diluted net earnings per share from continuing operations of $9.40 to $9.60
•Approximately 119 million weighted average diluted shares outstanding

* Excludes Ruth's Chris Steak House as they will not be owned and operated by Darden for a 16-month period at the beginning of Fiscal 2025

Annual Meeting of Shareholders
Darden will hold its Annual Meeting of Shareholders on September 18, 2024. The meeting will be held in a virtual format only. The record date for shareholders to vote in the Annual Meeting is July 24, 2024.

Investor Conference Call
The Company will host a conference call and slide presentation on Thursday, June 20, 2024 at 8:30 am ET to review its recent financial performance. To listen to the call live, please go to https://event.choruscall.com/mediaframe/webcast.html?webcastid=haKaMeza at least fifteen minutes early to register, download, and install any necessary audio software. Prior to the call, a slide presentation will be posted on the Investor Relations section of our website at: www.darden.com. For those who cannot access the Internet, please dial 1-877-407-9219. For those who cannot listen to the live broadcast, a replay will be available shortly after the call.

About Darden
Darden is a restaurant company featuring a portfolio of differentiated brands that include Olive Garden, LongHorn Steakhouse, Yard House, Ruth’s Chris Steak House, Cheddar's Scratch Kitchen, The Capital Grille, Seasons 52, Eddie V’s and Bahama Breeze. For more information, please visit www.darden.com.

Information About Forward-Looking Statements
Forward-looking statements in this communication regarding our expected earnings performance and all other statements that are not historical facts, including without limitation statements concerning our future economic performance, are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and we undertake no obligation to update such statements to reflect events or circumstances arising after such date. We wish to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements. The most significant of these uncertainties are described in Darden's Form 10-K, Form 10-Q and Form 8-K reports. These risks and uncertainties include: a failure to address cost pressures and a failure to effectively deliver cost management activities, economic factors and their impacts on the restaurant industry and general macroeconomic factors including unemployment, energy prices and interest rates, the inability to hire, train, reward and retain restaurant team members, a failure to develop and recruit effective leaders, labor and insurance costs, health concerns including food-related pandemics or outbreaks of flu or other viruses, food safety and food-borne illness concerns, technology failures including failure to maintain a secure cyber network, compliance with privacy and data protection laws and risks of failures or breaches of our data protection systems, the inability to successfully integrate Ruth's Chris Steak House operations into our business, risks relating to public policy changes and federal, state and local regulation of our business, intense competition, changing consumer preferences, an inability or failure to manage the accelerated impact of social media, a failure to execute innovative marketing and guest relationship tactics, climate change, adverse weather conditions and natural disasters, long-term and non-cancelable property leases, failure to execute a business continuity plan following a disaster, shortages or interruptions in the delivery of food and other products and services, failure to drive profitable sales growth, a lack of availability of suitable locations for new restaurants, higher-than-anticipated costs to open, close, relocate or remodel restaurants, risks of doing business with franchisees, licensees and vendors in foreign markets, volatility in the market value of derivatives, volatility leading to the inability to hedge equity compensation market exposure, failure to protect our intellectual property, litigation, unfavorable publicity, disruptions in the financial markets, impairment in the carrying value of our goodwill or other intangible assets, changes in tax laws or unanticipated tax liabilities, failure of our internal controls over financial reporting and other factors and uncertainties discussed from time to time in reports filed by Darden with the Securities and Exchange Commission.

Non-GAAP Information
The information in this press release includes financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”), such as adjusted diluted net earnings per share from continuing operations. The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. The Company believes that the presentation of certain non-GAAP measures provides useful supplemental information that is essential to a proper understanding of the operating results of the Company’s businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of these non-GAAP measures are included in this release.

(Analysts) Courtney Aquilla, (407) 245-5054; (Media) Rich Jeffers, (407) 245-4189

Fiscal Q4 Reported to Adjusted Earnings Reconciliation
	Q4 2024				Q4 2023
$ in millions, except per share amounts	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share
Reported Earnings from Continuing Operations	$360.0	$50.0	$310.0	$2.58	$352.4	$36.8	$315.6	$2.58
% Change vs Prior Year				—%
Adjustments:
Ruth's Chris transaction and integration related costs	7.4	(0.8)	8.2	0.07	—	—	—	—
Adjusted Earnings from Continuing Operations	$367.4	$49.2	$318.2	$2.65	$352.4	$36.8	$315.6	$2.58
% Change vs Prior Year				2.7%

Fiscal YTD FY24 Reported to Adjusted Earnings Reconciliation
	2024				2023
$ in millions, except per share amounts	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share	Earnings Before Income Tax	Income Tax Expense	Net Earnings	Diluted Net Earnings Per Share
Reported Earnings from Continuing Operations	$1,175.5	$145.0	$1,030.5	$8.53	$1,120.5	$137.0	$983.5	$8.00
% Change vs Prior Year				6.6%
Adjustments:
Ruth's Chris transaction and integration related costs	51.8	9.7	42.1	0.35	—	—	—	—
Adjusted Earnings from Continuing Operations	$1,227.3	$154.7	$1,072.6	$8.88	$1,120.5	$137.0	$983.5	$8.00
% Change vs Prior Year				11.0%

DARDEN RESTAURANTS, INC.
NUMBER OF COMPANY-OWNED RESTAURANTS

	5/26/24	5/28/23
Olive Garden	920	905
LongHorn Steakhouse	575	562
Cheddar's Scratch Kitchen	181	180
Yard House	88	86
Ruth's Chris	80	—
The Capital Grille	66	62
Seasons 52	44	44
Bahama Breeze	43	42
Eddie V's	30	29
The Capital Burger	4	4
Darden Continuing Operations	2,031	1,914

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF EARNINGS
(In millions, except per share data)
(Unaudited)

	Three Months Ended		Twelve Months Ended
	5/26/2024	5/28/2023	5/26/2024	5/28/2023
Sales	$2,957.3	$2,769.0	$11,390.0	$10,487.8
Costs and expenses:
Food and beverage	906.9	855.3	3,523.9	3,355.9
Restaurant labor	926.0	869.8	3,619.3	3,346.3
Restaurant expenses	467.7	441.4	1,836.6	1,702.2
Marketing expenses	37.3	28.7	144.5	118.3
General and administrative expenses	102.9	100.4	479.2	386.1
Depreciation and amortization	119.7	97.1	459.9	387.8
Impairments and disposal of assets, net	1.4	1.8	12.4	(10.6)
Total operating costs and expenses	$2,561.9	$2,394.5	$10,075.8	$9,286.0
Operating income	395.4	374.5	1,314.2	1,201.8
Interest, net	35.4	22.1	138.7	81.3
Earnings before income taxes	360.0	352.4	1,175.5	1,120.5
Income tax expense	50.0	36.8	145.0	137.0
Earnings from continuing operations	$310.0	$315.6	$1,030.5	$983.5
Losses from discontinued operations, net of tax benefit of $0.7, $0.3, $1.7 and $0.8, respectively	(1.9)	(0.5)	(2.9)	(1.6)
Net earnings	$308.1	$315.1	$1,027.6	$981.9
Basic net earnings per share:
Earnings from continuing operations	$2.60	$2.61	$8.59	$8.07
Losses from discontinued operations	(0.02)	—	(0.02)	(0.01)
Net earnings	$2.58	$2.61	$8.57	$8.06
Diluted net earnings per share:
Earnings from continuing operations	$2.58	$2.58	$8.53	$8.00
Losses from discontinued operations	(0.01)	—	(0.02)	(0.01)
Net earnings	$2.57	$2.58	$8.51	$7.99
Average number of common shares outstanding:
Basic	119.2	121.0	119.9	121.9
Diluted	120.1	122.1	120.8	122.9

DARDEN RESTAURANTS, INC.
CONSOLIDATED BALANCE SHEETS
(In millions)

	5/26/2024	5/28/2023
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$194.8	$367.8
Receivables, net	79.1	80.2
Inventories	290.5	287.9
Prepaid income taxes	121.7	107.3
Prepaid expenses and other current assets	136.7	154.5
Total current assets	$822.8	$997.7
Land, buildings and equipment, net	4,184.3	3,725.1
Operating lease right-of-use assets	3,429.3	3,373.9
Goodwill	1,391.0	1,037.4
Trademarks	1,148.0	806.3
Other assets	347.6	301.1
Total assets	$11,323.0	$10,241.5
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$399.5	$426.2
Short-term debt	86.8	—
Accrued payroll	190.1	173.0
Accrued income taxes	6.1	7.8
Other accrued taxes	71.0	65.9
Unearned revenues	591.8	512.0
Other current liabilities	847.2	752.5
Total current liabilities	$2,192.5	$1,937.4
Long-term debt	1,370.4	884.9
Deferred income taxes	232.0	142.2
Operating lease liabilities - non-current	3,704.7	3,667.6
Other liabilities	1,580.9	1,407.9
Total liabilities	$9,080.5	$8,040.0
Stockholders’ equity:
Common stock and surplus	$2,252.4	$2,230.8
Retained earnings (deficit)	(35.5)	(32.5)
Accumulated other comprehensive income	25.6	3.2
Total stockholders’ equity	$2,242.5	$2,201.5
Total liabilities and stockholders’ equity	$11,323.0	$10,241.5

DARDEN RESTAURANTS, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)
(Unaudited)

	Twelve Months Ended
	5/26/2024	5/28/2023
Cash flows—operating activities
Net earnings	$1,027.6	$981.9
Losses from discontinued operations, net of tax	2.9	1.6
Adjustments to reconcile net earnings from continuing operations to cash flows:
Depreciation and amortization	459.9	387.8
Impairments and disposal of assets, net	12.4	(10.6)
Stock-based compensation expense	68.5	67.5
Change in current assets and liabilities and other, net	50.4	124.6
Net cash provided by operating activities of continuing operations	$1,621.7	$1,552.8
Cash flows—investing activities
Purchases of land, buildings and equipment	(601.2)	(564.9)
Proceeds from disposal of land, buildings and equipment	3.3	25.4
Cash used in business acquisitions, net of cash acquired	(701.1)	—
Purchases of capitalized software and changes in other assets, net	(25.6)	(28.9)
Net cash used in investing activities of continuing operations	$(1,324.6)	$(568.4)
Cash flows—financing activities
Net proceeds from issuance of common stock	43.6	35.4
Dividends paid	(628.4)	(589.8)
Repurchases of common stock	(453.9)	(458.7)
Proceeds from short-term debt, net	86.8	—
Proceeds from issuance of long-term debt, net	500.0	—
Principal payments on finance leases, net	(19.8)	(19.8)
Payments of debt issuance costs	(11.7)	(0.2)
Net cash used in financing activities of continuing operations	$(483.4)	$(1,033.1)
Cash flows—discontinued operations
Net cash used in operating activities of discontinued operations	(9.8)	(7.2)
Net cash used in discontinued operations	$(9.8)	$(7.2)

Decrease in cash, cash equivalents, and restricted cash	(196.1)	(55.9)
Cash, cash equivalents, and restricted cash - beginning of period	416.2	472.1
Cash, cash equivalents, and restricted cash - end of period	$220.1	$416.2

Reconciliation of cash, cash equivalents, and restricted cash:	5/26/2024	5/28/2023
Cash and cash equivalents	$194.8	$367.8
Restricted cash included in prepaid expenses and other current assets	25.3	48.4
Total cash, cash equivalents, and restricted cash shown in the statement of cash flows	$220.1	$416.2